PRIVATE ADVISORS ALTERNATIVE STRATEGIES MASTER FUND

Supplement dated June 10, 2013 (“Supplement”) to the Prospectus dated May 1, 2012,

as amended November 6, 2012

This Supplement updates certain information contained in the Prospectus for Private Advisors Alternative Strategies Master Fund (“Fund”). This Supplement relates to and should be read in conjunction with the Fund’s Prospectus dated May 1, 2012, as amended November 6, 2012. A copy of the Prospectus and SAI may be obtained by contacting the Fund at 888-207-6176. These documents are also available at mainstayinvestments.com. Please review this important information carefully.

1.	In the section entitled “Summary,” (a) the sub-section entitled “Distribution Arrangements” is hereby renamed “Distribution Arrangements and Payments to Financial Intermediaries;” and (b) the following is hereby added as the second paragraph of that sub-section:

In addition, New York Life Investments or its affiliates may pay certain additional compensation (out of their own funds and not as an additional sales charge to the fund) to Financial Intermediaries in connection with the sale of Shares. The level of such payments may be substantial and may be different for different Financial Intermediaries. These payments may create incentives on the part of a Financial Intermediary to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments.

2.	In the section entitled “Dividend Reinvestment Plan,” the following paragraph is hereby added following the first paragraph:

Investors investing through a Financial Intermediary may have certain limitations or restrictions on the effective date of any election to participate in or withdraw from the DRIP or their elections to participate in the DRIP. Please contact your Financial Intermediary for additional information regarding such limitations or restrictions.

3.	In the section entitled “Summary of Fund Expenses,” footnote number (4) is deleted in its entirety and replaced with the following:

(4)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired (Underlying) Fund Fees and Expenses (i.e., the expenses of the underlying Hedge Funds)) do not exceed 1.50% of its average month-end net assets. This agreement will remain in effect until August 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. See “Management of the Fund – Investment Manager and Subadvisor.”

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.